Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement, dated as of August 21, 2025 (this “Agreement”, as the same may hereafter be modified, supplemented, extended, amended, restated or amended and restated from time to time), is entered into by and among CIMG Inc., a Nevada corporation (the “Company”), and the persons and entities listed on the schedule of investors attached hereto as Schedule I (as updated from time to time) (each an “Investor” and collectively, the “Investors”).

RECITALS

A.	On the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to such Investor, a convertible promissory note in the principal amount set forth opposite such Investor’s name on Schedule I hereto and referred to herein in reliance upon an exemption from securities registration requirements of the Securities Act of 1933, as amended, afforded by the provisions of Section 4(a)(2) and/or Rule 903 of Regulation S promulgated thereunder by the U.S. Securities and Exchange Commission.

B.	Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix 1 attached hereto.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Notes

(a) Issuance of Notes. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, a Note in the principal amount set forth opposite the respective Investor’s name on Schedule I hereto, which note shall be convertible into shares of common stock of the Company (“Conversion Shares”). The obligations of the Investors to purchase the Notes are several and not joint. The aggregate principal amount for all Notes issued hereunder shall be a total of USD$ 4,000,000. Certain Investors shall remit payment of the principal amount in Renminbi (RMB) based on an agreed-upon estimated exchange rate of _7.17_or in Hong Kong Dollars (HKD) based on an agreed-upon estimated exchange rate of 7.7. The Notes shall bear interest at a rate of 7% per annul and have a maturity date of August 31, 2026. The conversion price of the Note shall equal to $0.24 per Conversion Share subject to adjustments in accordance with the terms of the Note (the “Conversion Price”). The Notes shall be in the form in Exhibit A attached hereto.

(b) Registration of Conversion Shares. The Company agrees that, within 60 business days after the Effective Date, the Company will use commercially reasonable efforts to file with the SEC (at the Company’s sole cost and expense) a registration statement on Form S-1 registering the resale of the Conversion Shares.

(c) Delivery. The sale and purchase of the Notes shall take place at a closing (the “Closing”) to be held on September 5, 2025 at such place and/or such other date as the Company and the Investors may determine (the “Closing Date”) following the satisfaction of all conditions precedent. The final Closing shall occur no later than the close of business (U.S. Eastern Time) on September 5, 2025, unless the Company, in its sole discretion, elects to extend or terminate the offering period prior to such date. At the Closing, the Company will deliver to each Investor the Note to be purchased by such Investor, against receipt by the Company of the corresponding purchase price set forth on Schedule I hereto (the “Purchase Price”). All of the transactions set forth herein to be taken at the Closing, including the delivery of documents, shall be deemed to take place simultaneously at the Closing.

(d) Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.

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2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that:

(a) Organization; Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) Capitalization, Voting Rights and Other Rights.

(i) Authorized Stock. As of August 19, 2025, the authorized capital stock of the Company consisted of: 200,000,000 shares of Common Stock, of which 36,397,418 shares are issued and outstanding. The rights and privileges of the Common Stock are as stated in the Articles of Incorporation of the Company, as amended (the “Articles”).

(ii) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), and any relevant state securities laws, or pursuant to valid exemptions therefrom. The Company has no other equity securities, preferred stock, options, warrants, and other debt securities outstanding on the date hereof and the Closing Date, other than that disclosed in the filings made by the Company with the Securities and exchange Commission.

(iii) Other than the Notes, and as set forth in the filings made by the Company with the Securities and Exchange Commission no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any securities or rights exercisable or convertible for securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of the occurrence of any event.

(c) Reserved.

(d) Authorization.

(i) Corporate Consent. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Notes has been taken or will be taken prior to the Closing, and this Agreement and the Notes constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(e) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except such other post-closing filings as may be required.

(f) Offering

(i) Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

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(ii) Reserved.

(iii) No representation or warranty of the Company contained in this Agreement, and no certificate furnished or to be furnished to Investors at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

(g) Compliance with Other Instruments. The Company and each Subsidiary is not in violation, default, conflict or breach of any provision of its Articles or Bylaws or charter of the Company and each Subsidiary, or in any material respect of any instrument, judgment, order, writ, decree, privacy policy or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any law, federal or state statute, rule or regulation applicable to the Company and each Subsidiary. The execution, delivery and performance of this Agreement and the Notes, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation, default, conflict or breach, nor will such consummation constitute, with or without the passage of time and giving of notice, an event that results in (a) the creation of any lien, charge or encumbrance upon any assets of the Company and each Subsidiary or (b) the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company and each Subsidiary, its business or operations or any of its assets or properties. The Company and each Subsidiary has obtained valid waivers of any rights by other parties to purchase any of the Notes covered by this Agreement or shares of Common Stock issuable upon exchange or conversion thereof.

(h) Title to Property and Assets. The Company and each Subsidiary owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s and each Subsidiary’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company and each Subsidiary is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. The Company and each Subsidiary does not own any real property.

(i) Financial Statements. The Company has filed with the SEC its audited financial statements for the fiscal year ended September 30, 2024, reported on by Assentsure PAC, independent public accountants (the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that the unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. The Company and each Subsidiary maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

(j) Tax Returns, Payments and Elections. The Company and each Subsidiary has filed all Tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all material respects.

(k) Investment Company Status. None of Company is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

(l) No Brokers or Finders. None of the Company or any of its Subsidiaries has retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by any of the Transaction Documents whose fees the Investors would be required to pay.

(m) No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims, or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent, or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed in the Company’s SEC filings, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses since September 30, 2024 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

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3. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company, as of the acquisition of a Note, as follows:

(a) Authorization. Such Investor has all requisite power and authority to enter into the Transaction Documents, to purchase the Notes and to carry out and perform its obligations under the terms of the Transaction Documents. All action on the part of such Investor, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents has been taken or will be taken prior to the Closing, and the Transaction Documents constitute valid and legally binding obligations of such Investor, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of such Investor is required in connection with the consummation of the transactions contemplated by the Transaction Documents.

(b) Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon, among other things, such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Notes and the new Notes issuable upon exchange of such securities or any shares of Common Stock issuable upon conversion of the Notes (collectively, the “Securities”), in each case, will be acquired for investment for such Investor’s own account, not as a nominee or agent, and, in the case of the Notes or the new Notes, not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing, the Notes or the new Notes. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(c) Reliance Upon the Investor’s Representations. Such Investor acknowledges that the Notes are not, and any shares acquired on conversion or exercise thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act and that the Company’s reliance on such exemption is based, in part, on such Investor’s representations set forth herein.

(d) Receipt of Information. Such Investor acknowledges that there has been provided or made available to it all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of such Investor to rely thereon.

(e) Investment Experience. Such Investor is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities and is able, without impairing such Investor’s financial condition, to hold the Securities to be purchased by such Investor for an indefinite period of time and to suffer a complete loss of such Investor’s investment. Such Investor also represents it has not been organized solely for the purpose of acquiring the Securities.

(f) Understanding of Risk. Such Investor is fully aware of (i) the highly speculative nature of the Securities, (ii) the financial hazards involved, (iii) the lack of liquidity of the Securities and the restrictions on the transferability of the Securities (e.g. that such Investor may not be able to sell or dispose of the Securities), (iv) the qualifications and backgrounds of the management of the Company and (v) the tax consequences of acquiring the Securities.

(g) Investor Status. Each Investor is a “non-U.S. person” as defined in Regulation S of the Securities Act. Each Investor further makes the representations and warranties to the Company set forth on Exhibit B.

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(h) No Control or Access.

(i) Such Investor is not a foreign entity, as defined in the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”); and

(ii) Such Investor is not controlled by a foreign person, as defined in the DPA; and

(iii) Such Investor does not permit any foreign person affiliated with such Investor, whether affiliated as a limited partner or otherwise, to obtain through such Investor any of the following with respect to the Company: (A) control (as defined in 31 C.F.R. § 800.204) of the Company, including the power to determine, direct or decide any important matters for the Company; (B) access to any material nonpublic technical information (as defined in 31 C.F.R. § 801.208) in the possession of the Company (which shall not include financial information about the Company), including access to any information not already in the public domain that is necessary to design, fabricate, develop, test, produce, or manufacture Company products, including processes, techniques, or methods; (C) membership or observer rights on the Company’s Board of Directors or the right to nominate an individual to a position on the Company’s Board of Directors; or (D) any involvement (other than through voting of shares) in substantive decision-making of the Company regarding the use, development, acquisition, or release of any of the Company’s critical technologies (as defined in 31 C.F.R. § 801.204)

(i) No Public Market. Such Investor understands and acknowledges that no public market now exists for any of the Notes a issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities or other securities of the Company.

(j) Restricted Securities. Such Investor understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act and applicable state securities laws or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. Investor acknowledges that the Company has no obligation to make or keep “current public information” (as defined in Rule 144 under the Securities Act).

(k) Legends. To the extent applicable, each certificate or other document evidencing any of the Notes shall be endorsed with the legend substantially in the form set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the Notes without complying with the restrictions on transfer described in the legends endorsed on any such Note (except that the Company shall not require an opinion of counsel in connection with a transfer to an affiliated entity or pursuant to Rule 144):

“THIS [CONVERTIBLE PROMISSORY NOTE] AND THE SECURITIES ISSUABLE UPON THE [CONVERSION/EXERCISE] HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS [CONVERTIBLE PROMISSORY NOTE] HAS BEEN ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, PURSUANT TO REGULATION S OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. FURTHER, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.”

(l) Tax Advisors. Such Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Investor relies solely on any such advisors and is not relying on any statements or representations of the Company or any of its agents, written or oral, as tax advice.

(m) Exculpation. Such Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

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(n) No “Bad Actor” Disqualification Events. Neither (i) such Investor, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by such Investor is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (a “Disqualification Event”), except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company. Such Investor covenants to provide such information to the Company as the Company may reasonably request in order to comply with the disclosure obligations set forth in Rule 506(e) of the Securities Act.

(o) No Restricted Entities. Such Investor represents that neither it, nor any of its officers, directors or beneficial owners, is an individual or entity with whom the transactions described herein would be prohibited by a governmental authority, as identified on the United States Government Consolidated Screening List, or any other applicable governmental list or regulation that would prohibit or restrict the transactions described herein, including any prohibitions or restrictions based on the nationality of an entity or individual.

(p) No Brokers or Finders. Except as previously disclosed to the Company prior to the date of this Agreement, neither such Investor nor any of its Affiliates has retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

(q) SEC Filing. Such Investor acknowledges that they have reviewed the Company’s SEC Filings.

4. Conditions to Closing of the Investors. Each Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by such Investor with respect to itself:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made and shall be true and correct on the date hereof and on the Closing Date.

(b) Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

(c) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(d) Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by such Investor, of the Notes shall be legally permitted by all laws and regulations to which such Investor or the Company are subject.

(e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors.

(f) Transaction Documents and other Deliverables. The Company shall have duly executed and delivered to the Investors the following documents:

(i) This Agreement, duly executed by the Company.

(ii) Each Note issued hereunder in accordance with the terms of this Agreement and registered in the names of the Investor.

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(iii) The Company shall have provided the Investors with the Company’s wire instructions for all amounts payable.

(iv) RESERVED.

(v) Such other opinions, certificates, statements, including, without limitation, a closing statement, and agreements as the Investors may reasonably require.

(g) Approvals. The Company shall have obtained any necessary approvals by the Company’s Board of Directors, the Company’s stockholders or applicable third parties.

(h) Waivers. The Company shall have fully satisfied (including with respect to rights of timely notification) or obtained enforceable waivers in respect of any preemptive or similar rights (if any) with respect to the issuance of the Notes.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at the Closing to each respective Investor is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by such Investor in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c) Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Investors, of the Notes shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.

(d) Purchase Price. Such Investor shall have delivered to the Company the Purchase Price in respect of the Notes being purchased by such Investor referenced in Section 1(a) hereof.

(e) Approvals. The Company shall have obtained any necessary approvals by the Company’s stockholders.

6. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement, the Notes may be amended, waived or modified only upon the written consent of the Company and the Required Investors.

(b) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof to the Company at the address set forth on the signature page to the Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum or that the venue of such suit, action, or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Investor(s) from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Investor(s), to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Investor(s). THE PARTIES HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CONVERTIBLE NOTE, WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. Subject to the restrictions on transfer described in Sections 6(e) and the Notes, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. In connection with any assignment or transfer of the Notes by an Investor in accordance with the terms of the Notes, the Company shall update Schedule I to reflect such assignment or transfer.

(e) Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Required Investors.

(f) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and the Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(g) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and mailed or delivered to each party as follows: (i) if to an Investor, at such Investor’s address set forth in the signature page to this Agreement, or (ii) if to the Company, at such address below. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one Business Day after being deposited with an overnight courier service of recognized standing or (iv) four days after being deposited in the U.S. mail, first class with postage prepaid.

If to the Company, to:	CIMG Inc.

	Attn:	Jianshuang Wang

	Email:	alice.wang@ccmg.tech
cc: aileen.leng@ccmg.tech

with a copy (which shall not constitute notice) to:

Attn:	Huan Lou, Esq.
Email:	hlou@mccarter.com

(h) Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Investors is a separate agreement and the sale of the Notes to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(j) Expenses. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

(Signature Page Follows)

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The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

CIMG Inc.,
a Nevada corporation

By:
Name:	Jianshuang Wang
Title:	Chief Executive Officer

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The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR:

By:

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EXHIBIT A

Form of Convertible Note

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EXHIBIT B

Non-U.S. Person Representations

The Investors each severally and not jointly, represents, warrants and certifies to the Company that (i) he, she or it, as the case may be, is not a “U.S. person” as defined by the provisions of Rule 902(k) of Regulation S and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an acquisition of the Notes and Conversion Shares;(ii) the issuance of the Notes and Conversion Shares to him, her or it, as the case may be, was made in an “offshore transaction” as that term is defined by the provisions of Rule 902(h) of Regulation S; (iii) he, she or it, as the case may be, is aware of the restriction regarding resale imposed upon the Notes and Conversion Shares being purchased pursuant to this Agreement; and (iv) he, she or it, as the case may be, will receive and accept at the Closing the Note for investment and without any intention to sell, transfer, or otherwise distribute the Note or Conversion Shares acquired by that Investor in any manner that is in violation of the Securities Act. The Note and the Conversion Shares, when delivered to the Investors at the Closing, may have appropriate orders restricting transfer placed against them on the records of the transfer agent for the Company and shall have placed upon them the legend specified by the provisions of Section 2(k).

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SCHEDULE I

SCHEDULE OF INVESTORS

Name	Amount of the Note

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APPENDIX 1

DEFINITIONS

As used in this Agreement, the following terms have the meanings specified below:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Board of Directors” means the board of directors or comparable governing body of the Company or any committee thereof duly authorized to act on its behalf.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Common Stock” means the common stock, par value $0.00001 per share, of the Company.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Dollars” or “$” refers to lawful money of the United States of America.

“RMB” refers to lawful money of the People Republic of China.

“Financial Officer” means the chief financial officer, treasurer, chief accounting officer, head of finance, vice president of finance or corporate controller of the Company or Company, as the case may be.

“GAAP” means generally accepted accounting principles in the United States of America applied on a consistent basis.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that, in no event shall any corporate subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

“Material Adverse Effect” means a material adverse effect on (a) the business, property, financial condition or results of operations of Company and its Subsidiaries taken as a whole or (b) the rights and remedies of the Investors under this Agreement or the Transaction Documents.

“Maturity Date” means the maturity date of the Notes, being the date that is one year after the Issuance Date.

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“Notes” means the convertible promissory notes issued under this Agreement in the form in Exhibit A attached hereto.

“OFAC” means the United States Treasury Department Office of Foreign Assets Control.

“Person” means any natural person, corporation, limited liability company, trust, Joint Venture, association, company, partnership, Governmental Authority or other entity.

“Required Investors” means the Investors holding the majority of the aggregate outstanding principal amount of the then-outstanding Notes.

“Subsidiary” means any subsidiary or consolidated affiliated entity (if any) of the Company.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity (including by value) or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the partnership interests are, as of such date, owned (directly or indirectly), controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by GAAP to be consolidated in the consolidated financial statements of the parent.

“Taxes” mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Transaction Documents” means this Agreement (including any amendment hereto or waiver hereunder), and the Notes.

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